GLOBAL X FUNDS
(THE "TRUST")
SUPPLEMENT DATED NOVEMBER 13, 2020
TO THE SUMMARY PROSPECTUS FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund's Summary Prospectus.

1. Effective December 31, 2020, the section of the Fund's Summary Prospectus entitled "FUND MANAGEMENT-Portfolio Managers" is hereby deleted in its entirety and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are John Belanger, CFA; Nam To, CFA; Wayne Xie; Kimberly Chan; and Vanessa Yang (“Portfolio Managers”). Messrs. To and Xie and Ms. Chan have been Portfolio Managers of the Fund since the Fund's inception. Mr. Belanger and Ms. Yang have been Portfolio Managers of the Fund since December 2020.

SCHEDULE A

FUND NAME	DATE OF SUMMARY PROSPECTUS
Global X Cannabis ETF (POTX)	April 1, 2020
Global X China Biotech Innovation ETF (CHB)	September 21, 2020
Global X CleanTech ETF (CTEC)	October 5, 2020
Global X Cybersecurity ETF (BUG)	April 1, 2020
Global X Data Center REITs & Digital Infrastructure ETF (VPN)	October 16, 2020
Global X Emerging Markets Internet & E-commerce ETF (EWEB)	November 3, 2020
Global X Education ETF (EDUT)	April 1, 2020, as amended and restated July 7, 2020
Global X Nasdaq 100® Covered Call & Growth ETF (QYLG)	September 15, 2020
Global X S&P 500® Covered Call & Growth ETF (XYLG)	September 15, 2020
Global X S&P Catholic Values Developed ex-U.S. ETF (CEFA)	June 16, 2020
Global X Telemedicine & Digital Health ETF (EDOC)	July 29, 2020
Global X Thematic Growth ETF (GXTG)	April 1, 2020
Global X Variable Rate Preferred ETF (PFFV)	June 16, 2020
Global X Video Games & Esports ETF (HERO)	April 1, 2020
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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